UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  October 26, 2011

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 26, 2011, GlaxoSmithKline (GSK) made an oral presentation entitled “Dose-Related Efficacy of GSK573719 (‘719): A Long-Acting Muscarinic Receptor Antagonist (LAMA) With Sustained 24-Hour Activity in chronic obstructive pulmonary disease (COPD)” at CHEST 2011, the annual meeting of the American College of Chest Physicians (ACCP), in Honolulu, Hawaii.  ‘719 is the LAMA component in LAMA/LABA (‘719/Vilanterol), an investigational product being developed under the LABA collaboration between GSK and Theravance, Inc. for the treatment of COPD.

The presentation is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit	Description
	Exhibit 99.1	Dose-Related Efficacy of GSK573719: A Long-Acting Muscarinic Receptor Antagonist (LAMA) With Sustained 24-Hour Activity in COPD

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: October 26, 2011	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Dose-Related Efficacy of GSK573719: A Long-Acting Muscarinic Receptor Antagonist (LAMA) With Sustained 24-Hour Activity in COPD